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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 4, 2005


                              QUALITY DINING, INC.
             (Exact name of registrant as specified in its charter)


      Indiana                    000-23420                 35-1804902
  (State or other               (Commission               (IRS Employer
  jurisdiction of               File Number)            Identification No.)
   incorporation)

                 4220 Edison Lakes Parkway
                       Mishawaka, IN                          46545
          (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (574) 271-4600


                                       N/A
          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition

On April 4, 2005 the Registrant issued a press release that announced its first quarter results for fiscal 2005. A copy of the press release is attached hereto as Exhibit 99.

Item 8.01   Other Events

On April 4, 2005 the Registrant issued a press release that announced its first quarter results for fiscal 2005. A copy of the press release is attached hereto as Exhibit 99.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Dated: April 5, 2005

                                        QUALITY DINING, INC.

                                        /s/ John C. Firth
                                        -----------------------------
                                        John C. Firth
                                        Executive Vice President and
                                        General Counsel




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Index of Exhibits


Exhibit No.               Description
-----------               -------------------------
99                        Press release issued April 4, 2005